                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 8, 2003


                               Candela Corporation
    -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                       000-14742                04-2477008
-------------------------------     -----------------           -----------
(State of other jurisdiction of     (Commission File           (IRS Employer
        Incorporation)                   Number)            Identification No.)


        530 Boston Post Road
        Wayland, Massachusetts                                   01778
       ----------------------                                  ---------
       (Address of principal                                   (zip code)
        Executive Offices)


       Registrant's telephone number, including area code: (508) 358-7400


                  TOTAL NUMBER OF SEQUENTIALLY NUMBERED PAGES 4
                         EXHIBIT INDEX APPEARS ON PAGE 3


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Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On January 8, 2003, Candela Corporation ("Candela") announced that it acquired substantially all of the assets of Applied Optronics, the diode division of Schwartz Electro-Optics, Inc., for approximately $1.2 million in cash. A copy of the Press Release announcing the acquisition is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS.

EXHIBIT NO.                              EXHIBIT
-----------                              -------
   99.1           Press Release, dated January 8, 2003, announcing Candela's acquisition of Applied Optronics.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 8, 2003                                     CANDELA CORPORATION



                                                    By: /s/ F. PAUL BROYER
                                                        ------------------
                                                        F. Paul Broyer
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

  EXHIBIT NO.                                    EXHIBIT DESCRIPTION                                  PAGE
  -----------                                    -------------------                                  ----
    99.1          Press Release, dated January 8, 2003, announcing Candela's acquisition of             4
                  Applied Optronics.


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